SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: May 25, 2006





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


535 West 34th Street, Suite 203, New York, New York                    10001
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(Address of principal executive offices)                             (Zip Code)


                                 (888) 870-9197
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 25, 2006, Veridium Corporation executed a Share Purchase Agreement with its majority shareholder, GreenShift Corporation. The Agreement contemplates a closing to occur on or before June 30, 2006. At the closing, GreenShift will transfer to Veridium 100% of the outstanding capital stock of GS EnviroServices, Inc. (f/k/a GreenWorks Corporation) and 100% of the outstanding capital stock of GS CleanTech Ventures, Inc.

GS EnviroServices, Inc. owns an environmental engineering business called Enviro-Sciences (of Delaware) Corporation. GS CleanTech Ventures holds equity stakes in General Hydrogen Corporation, General Ultrasonics Corporation, Ovation Products Corporation, and Aerogel Composite, Inc.

In exchange for the shares in GS EnviroServices and GS CleanTech Ventures, Veridium will assume GreenShift's obligations under certain debentures in the principal amount of $1,900,000. Veridium will also amend the Series D Preferred Stock now held by GreenShift to increase the portion of Veridium's equity represented by the Series D shares from 70% to 80%.

ITEM 8.01         OTHER EVENTS

On May 25, 2006, Veridium issued a press release concerning the Share Purchase Agreement and related matters. A copy of the press release is filed as an exhibit to this report.

ITEM 8.01         OTHER EVENTS

On May 25, 2006, Veridium issued a press release concerning its Ethanol By-Product Recovery Technology Sales. A copy of the press release is filed as an exhibit to this report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10-a Share Purchase Agreement dated May 25, 2006 between GreenShift Corporation and Veridium Corporation.

99-a Press release dated May 25, 2006 concerning Share Purchase Agreement.

99-b Press release dated May 25, 2006  concerning  Ethanol  By-Product  Recovery
     Technology Sales.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 1, 2006

                                VERIDIUM CORPORATION

                                By: /s/ Kevin Kreisler
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                                        Kevin Kreisler, Chief Executive Officer